	MONTHLY SERVICING STATEMENT

	Household Home Equity Loan Trust 2003-1

	Payment Number	23
	Beginning Date of Collection Period	01-Jul-05
	End Date of Collection Period	31-Jul-05
	Payment Date	22-Aug-05
	Previous Payment Date	20-Jul-05

	Funds Disbursement
	Available Funds for Distribution and Skip-A-Pay / Collected Funds	10,703,419.23
	Available Payment Amount	10,590,535.45
	Principal Collections	8,579,265.33
	Interest Collections (net of servicing fee)	2,011,270.12
	Collections of Interest (net of servicing fee and principal recoveries)	1,998,270.12
	Servicing fee	112,883.78
	Principal recovery	13,000.00
	Skip-A-Pay Advance	0.00
	Skip-A-Pay Reimbursement Amount	0.00

	Disbursements	10,703,419.23
	Interest Paid to Certificates	521,152.91
	Principal Paid to Certificates	9,162,838.44
	Ownership Interest	906,544.10
	Servicing Fee	112,883.78

	Pool Balance
	Begin Principal Balance	270,921,072.24
	Principal Collections (including repurchases)	8,579,265.33
	Additional Principal Reduction Amount	583,573.11
	End Principal Balance	261,758,233.80

	Collateral Performance
	Cash Yield (% of beginning balance)	9.35%
	Charge off Rate (net of principal recoveries; % of beginning balance)	2.53%
	Net Yield	6.82%
	Cumulative Realized Losses	4,274,209.32
	Cumulative Loss Percentage	0.59%
	Delinquent Loans
	one payment principal balance of loans	8,403,412.80
	one payment number of loans	106
	two payments principal balance of loans	1,830,594.62
	two payments number of loans	27
	three payments plus principal balance of loans	11,573,460.56
	three payments plus number of loans	139
	Two Payment-Plus Delinquency Percentage	5.12%
	Two Payment-Plus Rolling Average	4.77%

	Home Equity Loan Detail
	Number of loans purchased or substituted pursuant to 2.02 during the period	-
	Principal balance of loans purchased or substituted pursuant to 2.02 during the period	-
	Number of loans purchased or substituted pursuant to 2.04 during the period	-
	Principal balance of loans purchased or substituted pursuant to 2.04 during the period	-
	Number of loans purchased or substituted pursuant to 3.01 during the period	-
	Principal balance of loans purchased or substituted pursuant to 3.01 during the period	-
	Substitution Adjustment Amounts	-
	Number outstanding beginning of period	3,485
	Number outstanding end of period	3,403
	Principal balance of REO as of the end of the collection period	2,070,733.94
	Number of loans that went into REO during the collection period	4
	Principal balance of loans that went into REO during the collection period	385,839.54

	Overcollateralization
	Begin OC Amount	122,299,780.45
	OC Release Amount	0.00
	Extra Principal Payment	0.00
	End OC Amount	122,299,780.45

	Target OC Amount	122,299,780.45
	Interim OC Amount	122,299,780.45
	Interim OC Deficiency	0.00

	Monthly Excess Cashflow	906,544.10
	Principal Payment Amount	8,579,265.33
	Principal Collections	8,579,265.33
	OC Release Amount	-

	Other
	Stepdown	No
	Trigger Event	No
	Event of Default	No
	Master Servicer Termination Event	No
	Total Note Principal Balance as Percent of Total Original Note Balance	21.34%

	Interest Calculations
	1 month LIBOR	3.43000%
	Class A Formula Rate (1-mo. Libor plus 35 bps)	3.78000%
	Class A Pass-Through Rate	3.78000%
	Class M Formula Rate (1-mo. Libor plus 63 bps)	4.06000%
	Class M Pass-Through Rate	4.06000%
	Available Funds Cap	8.60045%

	Class A Noteholder's Statement
	A. Information on Payments
	1. Total Payments per $1,000	14.809606
	2. Principal Payment per $1,000	14.021562
	3. Interest Payment per $1,000	0.788044

	B. Calculation of Class A Interest Due & Paid
	1. Class A Pass-Through Rate	3.78000%
	2. Days in Accrual Period	33

	3. Class A Interest Due	431,540.95
	4. Class A Interest Paid	431,540.95
	5. Class A Supplemental Interest Amount Paid	-

	6. Class A Unpaid Interest Carry Forward Amount, EOP	-
	7. Class A Unpaid Supplemental Interest Amount, EOP	-

	C. Calculation of Class A Principal Due & Paid
	1. Class A Note Principal Balance, BOP	124,542,842.21
	2. Class A Principal Due	7,678,347.62
	3. Class A Principal Paid	7,678,347.62
	4. Class A Principal Carry Forward Amount Paid	-
	5. Class A unpaid Principal Carry Forward Amount	-
	6. Class A Note Principal Balance, EOP	116,864,494.59

	7. Class A Note Principal Balance as a % of the Original Class A Note Principal Balance, EOP	0.2134083
	8. Class A Note Principal Balance as a % of the Pool Balance, EOP	0.4464597

	Class M Noteholder's Statement
	A. Information on Payments
	1. Total Payments per $1,000	14.867980
	2. Principal Payment per $1,000	14.021562
	3. Interest Payment per $1,000	0.846418

	B. Calculation of Class M Interest Due & Paid
	1. Class M Pass-Through Rate	4.06000%
	2. Days in Accrual Period	33

	3. Class M Interest Due	89,611.96
	4. Class M Interest Paid	89,611.96
	5. Class M Supplemental Interest Amount Paid	-

	6. Class M Unpaid Interest Carry Forward Amount, EOP	-
	7. Class M Unpaid Supplemental Interest Amount, EOP	-

	C. Calculation of Class M Principal Due & Paid
	1. Class M Note Principal Balance, BOP	24,078,449.58
	2. Class M Principal Due	1,484,490.82
	3. Class M Principal Paid	1,484,490.82
	4. Class M Principal Carry Forward Amount Paid	-
	5. Class M Unpaid Principal Carry Forward Amount	-
	6. Class M Note Principal Balance, EOP	22,593,958.76

	7. Class M Note Principal Balance as a % of the Original Class M Note Principal Balance, EOP	0.2134083
	8. Class M Note Principal Balance as a % of the Pool Balance, EOP	0.0863161

	HSBC FINANCE CORPORATION, successor by merger to Household
	Finance Corporation ("HSBC Finance")
	HOUSEHOLD HOME EQUITY LOAN TRUST 2003-1

The undersigned, a duly authorized representative of HSBC Finance Corporation, successor by merger to Household Finance Corporation ("HSBC Finance"), as Servicer (the "Master Servicer"), pursuant to a Sales and Servicing Agreement dated as of August 28, 2003 (the "Sales and Servicing Agreement"), by and among
HSBC Home Equity Loan Corporation I, formerly known as HFC Revolving Corporation, as Depositor, the Master Servicer, and JPMorgan Chase Bank (as successor to Bank One, National Association)
as Trustee, does hereby certify with respect to the information 'set forth below as follows:

1	Capitalized terms used in this Certificate shall have the respective
	meanings set forth in the Sales and Servicing Agreement.

2	HSBC Finance is, as of the date hereof, the
	Servicer under the Sales and Servicing Agreement.

3	The undersigned is a Servicing Officer.

4	This Certificate relates to the Payment Date occurring on August 22, 2005

5	As of the date hereof, to the best knowledge of the undersigned, the
	Servicer has performed in all material respects all its obligations
	under the Sales and Servicing Agreement through the Collection Period
	preceding such Payment Date.

6	As of the date hereof, to the best knowledge of the undersigned, no
	Event of Default has been deemed to have occurred on or prior to
	such Payment Date.

IN WITNESS WHEREOF, the undersigned has duly executed and delivered this
Certificate the 15th day of August, 2005.

HSBC FINANCE CORPORATION
as Master Servicer

By: /s/ J. A. Bevacqua
Title: Servicing Officer